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                            ARMADA FUNDS
                            INCOME SERIES

                            SEMI-ANNUAL REPORT - NOVEMBER 30, 1995
                            (UNAUDITED)

ARMADA                           TABLE OF CONTENTS
TOTAL RETURN
ADVANTAGE                        Chairman's Message  .........................................   1
FUND
                                 Income Series Overview  ......................................  3
ARMADA
FIXED INCOME                     FUND OVERVIEWS
FUND
                                 Armada Total Return Advantage Fund  .........................   6
ARMADA
ENHANCED                         Armada Fixed Income Fund ....................................   8
INCOME
FUND                             Armada Enhanced Income Fund ................................   11

                                 PORTFOLIOS OF INVESTMENTS AND FINANCIAL STATEMENTS

                                 Armada Total Return Advantage Fund  .........................  13

                                 Armada Fixed Income Fund ....................................  20

                                 Armada Enhanced Income Fund  ................................  26

                                 NOTES TO FINANCIAL STATEMENTS .................................32

- SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY NATIONAL CITY BANK, ITS AFFILIATES OR ANY BANK.
- SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
- PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE, AND THE INVESTMENT RETURN WILL FLUCTUATE.

National City Bank and certain of its affiliates serve as investment advisers to Armada Funds for which they receive an investment advisory fee. For more complete information about the Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money. Armada Funds are distributed by 440 Financial Distributors, Inc., 290 Donald Lynch Boulevard, Marlborough, MA, 01752. 440 Financial Distributors, Inc. is not affiliated with National City Bank and is not a bank.

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                            ARMADA FUNDS SEMI-ANNUAL REPORT

                            CHAIRMAN'S MESSAGE

                            Dear Armada Shareholders:

                              For the six months ended November 30, 1995, the
                            equity and bond markets continued to flourish beyond many expectations. Armada Funds investment advisers responded in kind, producing decided gains for our shareholders during this period.

                              While we are always pleased to see the markets
                            perform well in the short term, we continue to stress to our shareholders the value of following a disciplined and diversified, long-term investment strategy. Over the years, a long-term investment perspective has helped investors attain financial goals such as providing a college education for children, purchasing a new home or meeting retirement needs.

                            ARMADA NEWS

                              I am pleased to announce two significant events
                            which have taken place during these past six months with respect to the Armada Family of Funds:

                            TWO ASSET MANAGERS JOIN ARMADA

                              On September 28, 1995, Robert M. Leggett and James
                            R. Kirk joined Armada Funds as asset managers for the Equity Fund and Equity Income Fund, respectively. Both have significant investment management expertise and have successfully managed large institutional funds over the past two decades. Mr. Leggett has held equity-related positions including chief investment officer, director of equity investments, and director of research. Mr. Kirk is well-known in the Cleveland investment community and comes to National City after holding the investment management positions of chief investment officer, head of equity asset management and director of research.

                            TREASURY FUND RECOGNIZED FOR QUALITY

                              Armada Treasury Fund, one of the four money market
                            funds offered by Armada Funds, was recently rated "AAAm-G" by Standard & Poor's, based on an analysis of the Fund's credit quality, investment policies and management and market price exposure. This rating indicates that the Fund's safety

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                            ARMADA FUNDS SEMI-ANNUAL REPORT

                            CHAIRMAN'S MESSAGE (CONTINUED)

                            of invested principal is excellent and reflects its superior capacity to maintain a $1 per share net asset value at all times.

                              As you read ahead, you will find commentaries
                            which discuss market and fund activities during the past six months for the Armada Income Series. Please remember that the Armada Family of Funds offers a full range of investment products. Each fund offers a distinctive investment style and position along the risk/reward spectrum. As always, Armada is committed to providing our shareholders with quality investment products and services. For more information about Armada Funds, please contact your investment specialist or call 1-800-622-FUND (3863).

                            Sincerely,

                            [SIGNATURE]

                            Richard B. Tullis
                            Chairman
                            Armada Funds Board of Trustees

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                            ARMADA FUNDS SEMI-ANNUAL REPORT

                            INCOME SERIES OVERVIEW

"CRITICAL TO THE BOND
MARKET'S ADVANCE FOR THIS
PERIOD WAS THE CONTINUED
GOOD NEWS WITH RESPECT
TO INFLATION."              As the Armada Funds progressed through the first
                            half of fiscal year 1996, ending November 30, 1995, the bond market advance born in late calendar year
                            1994 continued its impressive upward path. Based on investor perceptions of both low and controlled inflation, rising productivity, and the anticipation of further Federal Reserve-initiated interest rate reductions, the bond market was free to continue its impressive rally. This was evidenced by the strong
                            5.95% total rate of return generated by the Lehman
                            Brothers Government/Corporate Bond Index for the six-month period ending November 30, 1995.

                              Critical to the bond market's advance for this
                            period was the continued good news with respect to inflation. While the consumer price index is in fact generating inflation rates above that experienced during the unusually docile 1994 year, the 2.9% year-to-date inflation level being generated today is still extremely impressive not only in the low absolute level, but also when viewed in the context of being generated in the fifth year of an economic recovery. Furthermore, during this first half fiscal year, most forward looking indicators of inflationary pressure in the economy showed no signs of significant upward trends. This was evidenced by the producer price index generating a modest 1.4% growth rate for the calendar year-to-date. Especially encouraging was the behavior in unit labor costs. In fact, productivity actually increased at a rate near that of real wages, and in the second quarter, it was actually above. As a result, the economy experienced the first actual drop in unit labor costs in more than 30 years. This is an extremely bullish signal for future inflationary trends.

                              Combined with this very positive inflationary
                            outlook was a growing perception within the bond market that real and concrete federal budget deficit reduction was at hand. As politicians, both Republican and Democrat, talked tough on budget cuts, the bond markets slowly filtered a positive outcome from the budget deficit debate into currently available yield levels. By the end of the funds' first half fiscal year, most of the good news on this issue had already been reflected in the bond market, providing both more power to the bond market's advance and a higher level of risk should the debate fail to produce significant deficit reduction.

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                            ARMADA FUNDS SEMI-ANNUAL REPORT

                            INCOME SERIES OVERVIEW (CONTINUED)

"WHILE WE CONTINUE TO EXPECT
THE FEDERAL RESERVE TO CUT
INTEREST RATES IN RESPONSE TO
THE SLOWING ECONOMIC GROWTH
RATES ANTICIPATED, THIS ALSO
APPEARS TO BE ALREADY
REFLECTED IN THE BOND
MARKETS."                  INVESTMENT STRATEGY
                              As the Armada Funds fiscal year progressed,
                            several of the investment strategies identified early in the bond market's rally were continued. Specifically, the funds increased their exposure to the mortgage and asset-backed sectors of the bond markets. This was influenced by the continued attractive return available on the securities, not only in absolute terms, but also when viewed in the context of their historical returns relative to corporate and Treasury securities. On balance, the funds continued to maintain this focus on high-quality fixed income securities.

                              With this commentary, we are introducing the
                            Lehman Brothers Intermediate Government/Corporate Bond Index as the new benchmark index for Armada Fixed Income Fund performance. The change to the intermediate index better positions this fund within the entire product array of the Armada Income Series. We are now pleased to offer fixed income funds across the full compliment of maturity ranges: the Enhanced Income Fund for the short term sector, the Fixed Income Fund covering the intermediate term and the Total Return Advantage Fund on the longer end of the maturity scale.

                            MARKET OUTLOOK
                              Economic growth, especially in the latter stages
                            of the Armada Funds first half fiscal year, has no doubt been impressive. However, we believe that gross domestic product growth rates in excess of 3.0%, as experienced in the third calendar quarter of 1995, will not be repeated as the Armada Funds close fiscal year 1996. Specifically, we are concerned that the slowdown recently witnessed in job creation, coupled with a possibly troubling increase in consumer debt service burdens will result in continued lackluster retail sales. This would imply that inventory levels, which had increased recently, will not be liquidated as quickly as expected. Thus, orders to restock both consumer durable and non-durable goods could be slowed, having a cooling effect on economic growth.

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                            ARMADA FUNDS SEMI-ANNUAL REPORT

                            INCOME SERIES OVERVIEW (CONTINUED)

                              Specific to the bond markets, a significant amount
                            of good economic and financial news would appear to be already reflected in current bond prices. While we continue to expect the Federal Reserve to cut interest rates in response to the slowing economic growth rates anticipated, this also appears to be already reflected in the bond markets. Thus, we see the major risk to the current bond market advance lying in the possibility of a political or economic failure to meet an expectation already factored into the bond market. As the financial markets have demonstrated, failure to achieve built-in expectations will be dealt with rather harshly.

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                            FUND OVERVIEW

                            ARMADA TOTAL RETURN ADVANTAGE FUND

ASSET MANAGER:
FIXED MANAGEMENT GROUP,
 NATIONAL ASSET
 MANAGEMENT CORPORATION

FUND'S DATE OF INCEPTION:
JULY 7, 1994 (INSTITUTIONAL SHARES)
SEPTEMBER 6, 1994 (RETAIL SHARES)

ASSETS:
$286,957,629 (INSTITUTIONAL SHARES)
$     71,012 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
PROVIDE A TOTAL RATE OF
RETURN, INCOME AND PRICE
APPRECIATION GREATER THAN
THAT OF POPULAR MARKET
INDICES WITH SIMILAR MATURITY
AND QUALITY CHARACTERISTICS.
UNDER NORMAL MARKET
CONDITIONS, THE FUND MAIN-
TAINS AN AVERAGE DOLLAR-
WEIGHTED PORTFOLIO MATURITY
OF TWO YEARS ABOVE OR BELOW
THE AVERAGE MATURITY OF THE
LEHMAN BROTHERS
GOVERNMENT/CORPORATE
BOND INDEX.                 KEY INVESTMENT CONCEPTS
                              In seeking total return for shareholders of the
                            Armada Total Return Advantage Fund, we use four key strategies. First, we distribute the Fund's assets among investments of different maturities, emphasizing those whose yields, we believe, are especially attractive compared to their potential price risk. Second, we adjust the average maturity of the Fund according to our perceptions of intermediate and long-term trends in interest rates.
                            Third, we allocate the Fund's investments among different market sectors based on their return potential. Finally, we look for individual securities whose yields we feel are attractive in terms of their own historical standards.

                            PERFORMANCE
                              In the first six months of the fiscal year, the
                            period ending November 30, 1995, the Fund handily outperformed the bond market. The Fund's Institutional and Retail shares had total returns of 6.51% and 6.25% (before sales load), respectively, versus 5.95% for the Lehman Brothers Government/Corporate Bond Index (the "Index"). This performance places the Fund well on its way to meeting its goal of adding incremental return to that of the Index. Continuing declines in interest rates aided results as the Fund continued with an average duration approximately 0.5 years longer than the Index.

                            RECENT STRATEGY
                              The average maturity and duration of the Fund
                            remain longer than that of the Index. This is consistent with our belief that the longer term trend toward lower interest rates that began in 1981 is still largely intact and will continue. In recent months, approximately 25-30% of the Fund was invested in corporate bonds, 10-12% in mortgage-backed securities and about 40-50% in government issues. Our increasing exposure to the asset-backed sector has allowed us to increase yield while maintaining quality. We have attained our 15% target for this sector. In comparison, the Index has approximately 75% of its assets in government issues, 25% in corporate issues, and no allocation to mortgage or asset-backed securities. At the end of this period, the Fund's Institutional and Retail shares had SEC 30-day yields of 6.54% and 6.21% (before sales load), respectively. By comparison, the average yield for the Index was 6.1%.

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                            FUND OVERVIEW

                            ARMADA TOTAL RETURN ADVANTAGE FUND (CONTINUED)

"OUR INCREASING EXPOSURE
TO THE ASSET-BACKED SECTOR
HAS ALLOWED US TO INCREASE
YIELD WHILE MAINTAINING
QUALITY."                   LOOKING AHEAD
                              Very recently we increased our exposure to
                            mortgage-backed securities to 20%. This move reflects yield spreads for this sector that are very high historically. Given our view of a gradual decline in interest rates going forward, this strategy should provide significant incremental returns in the next six to twelve months. We continue to be overweighted in both corporates and asset-backed securities. Though the valuation in these areas is less compelling, we find them attractive. Adding to these returns will be our duration policy that should continue to benefit the Fund as interest rates decline.

                               TOTAL RETURNS as of 11/30/95

                                      Six Months      1-Year     Since Inception (2,4)
                                      ----------      ------     ---------------------
Armada Total Return Advantage Fund
Institutional Shares(1)                 6.51%         18.33%          12.84%

Armada Total Return Advantage Fund
Retail Shares    With Sales Load         2.27%         13.06%           9.26%
                 Without Sales Load      6.25%         17.48%          12.73%


Past performance is not predictive of future performance.



                      GROWTH OF A $10,000 INVESTMENT (BEGINNING 7/7/94) (3)


                                                 Armada Total      Armada Total
                                    Lehman          Return            Return
                                   Brothers      Advantage Fund       Advantage
                                  Government/      (Insti           Fund (Retail
      Measurement Period           Corporate       tutional         Shares with
    (Fiscal Year Covered)         Bond Index        Shares)(1)       sales load)
Jun-1994                             $10000.00       $10000.00
Aug-1994                              10204.08        10150.00       $10000.00
Oct-1994                              10038.94        10011.30         9496.50
Dec-1994                              10087.01        10075.40         9551.90
Feb-1995                              10519.19        10417.10         9871.60
Apr-1995                              10736.87        10647.60        10082.30
Jun-1995                              11276.24        11204.10        10553.20
Aug-1995                              11376.03        11325.70        10663.00
Oct-1995                              11661.00        11627.60        10953.10
Nov-1995                              11853.41        11846.00        11156.60

                        (1) Institutional shares are sold primarily to Banks and
                            National Asset Management Corporation (NAM) customers. Certain account level charges may apply.
                        (2) The Armada Total Return Advantage Fund's date of
                            inception was July 7, 1994 for Institutional shares and September 6, 1994 for Retail shares.
                        (3) The return and principal value of an investment will
                            fluctuate. When redeemed, shares may be worth more or less than their original cost.
                        (4) Annualized.

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                            FUND OVERVIEW

                            ARMADA FIXED INCOME FUND

ASSET MANAGER:
LARRY KEKST,
 VICE PRESIDENT,
 NATIONAL CITY

FUND'S DATE OF INCEPTION:
DECEMBER 20, 1989 (INSTITUTIONAL SHARES)
APRIL 15, 1991 (RETAIL SHARES)

ASSETS:
$100,064,038 (INSTITUTIONAL SHARES)
$  8,193,354 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
PROVIDE AS HIGH A LEVEL OF
CURRENT INCOME AS IS
CONSISTENT WITH PRUDENT
INVESTMENT RISK. THE FUND INVESTS
IN HIGH AND MEDIUM GRADE BONDS
AND OTHER FIXED INCOME SECURITIES.
UNDER NORMAL MARKET CONDITIONS,
THE FUND MAINTAINS AN AVERAGE
DOLLAR-WEIGHTED PORTFOLIO
MATURITY OF TEN YEARS OR
LESS.                         For the first six months of the Armada Funds'
                            fiscal year ending November 30, 1995, the Fixed Income Fund had a total return of 4.49% to Institutional shareholders and 4.35% (before sales load) to Retail shareholders. This compares to the returns on the Fund's benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index (which of course bears no expenses) of 4.84%. Please note that it was during this time frame that the fund management chose to begin using the Lehman Brothers Intermediate Government/Corporate Bond Index (the "Index") as its new benchmark. Previously, the Fund had used a blend of the Lehman Brothers Aggregate and the Government/Corporate Indices as its standard. The sole reason for this change was that we feel the Intermediate Index better reflects this Fund's position within the entire product array of the Armada Funds Income Series.

                              During the fiscal year's first six months,
                            interest rates continued their downward trajectory. In addition, the yield curve continued to flatten as the 30 year bond declined approximately .55%, while the two year note fell .50% and the three month T-Bill declined by only .31%. The Fund benefited from this overall decline in rates, as its interest rate sensitivity or "duration" was marginally greater than the benchmark's. On the other hand, the change in the yield curve was a small negative for the Fund as its laddered maturity distribution did not perform as well in the flattening scenario. Finally, the Fund benefited substantially from its sector allocation, which was heavily overweighted in corporate securities. Corporate bonds, in general, significantly outperformed their duration-equivalent treasury benchmarks, as credit spreads continued to tighten. At the end of the period, the Fund's Institutional and Retail shares had SEC 30-day yields of 5.41% and 5.08% (before sales load), respectively.

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                            FUND OVERVIEW

                            ARMADA FIXED INCOME FUND (CONTINUED)

LOOKING AHEAD, THE FUND'S
CURRENT STRATEGY IS TO BE
SLIGHTLY MORE INTEREST RATE
SENSITIVE THAN IS THE INDEX,
AS WE BELIEVE RATES
WILL CONTINUE THEIR RECENT
DECLINES INTO MID-1996.     LOOKING AHEAD
                              Looking ahead, the Fund's current strategy is to
                            be slightly more interest rate sensitive than is the Index, as we believe rates will continue their recent declines into mid-1996. This additional drop in rates will be due to a continued slowing in the economy and an expected reduction of at least 50 basis points in the Fed Funds rate (to 5%) before mid-year. These two expectations are also the reason why we've positioned the Fund to benefit from a steepening in the yield curve.

                              In terms of sector allocation, our views for a
                            weakening economy lead us to worry about potential problems developing in corporate credit performance. While we do not think these concerns will prove well-founded in the long term, spreads may widen in the short run. Accordingly, we will continue to selectively reduce our still overweighted corporate position. The proceeds from any such sales will likely be placed into either mortgage or asset-backed securities. Agency mortgages currently offer attractive yield premiums, while the asset-backed market often allows one to pick-up yield and increase credit protection versus comparably rated corporate securities.

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                            FUND OVERVIEW

                            ARMADA FIXED INCOME FUND (CONTINUED)

                                                        TOTAL RETURNS as of 11/30/95

                                      Six Months      1-Year     3-Years(4)    5-Years(4)    Since Inception(2,4)
                                      ----------      ------     ---------     ---------     --------------------
Armada Fixed Income Fund
Institutional Shares(1)                  4.49%         15.00%       6.95%        8.86%              8.57%

Armada Fixed Income Fund
Retail Shares    With Sales Load         0.46%         10.44%       5.32%        7.77%              7.66%
                 Without Sales Load      4.35%         14.79%       6.68%        8.60%              8.35%


Past performance is not predictive of future performance.



                        GROWTH OF A $10,000 INVESTMENT (BEGINNING 12/20/89)(3)

                                                    Lehman
                                    Lehman         Brothers      Armada Fixed    Armada Fixed
                                   Brothers       Intermediate   Income Fund     Income Fund
                                  Government/     Government/       (Insti-        (Retail
      Measurement Period           Corporate       Corporate       tutional       Shares with
    (Fiscal Year Covered)         Bond Index       Bond Index      Shares)(1)    sales load)
Nov-1989                             $10000.00       $10000.00       $10000.00       $10000.00
Nov-1990                              10684.17        10768.80        10655.60        10265.30
Nov-1991                              12183.80        12213.50        12205.40        11728.60
Nov-1992                              13319.50        13232.20        13334.90        12777.70
Nov-1993                              14979.73        14521.20        14863.70        14204.70
Nov-1994                              14422.32        14255.60        14182.40        13514.80
Nov-1995                              17034.21        16328.70        16310.50        15512.60

                        (1) Institutional shares are sold primarily to Banks and
                            National Asset Management Corporation (NAM) customers. Certain account level charges may apply.

                        (2) The Armada Fixed Income Fund's date of inception was
                            December 20, 1989 for Institutional shares and April 15, 1991 for Retail shares.

                        (3) The return and principal value of an investment will
                            fluctuate. When redeemed, shares may be worth more or less than their original cost.

                        (4) Annualized.

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                            FUND OVERVIEW

                            ARMADA ENHANCED INCOME FUND

ASSET MANAGER:
FIXED MANAGEMENT GROUP,
 NATIONAL ASSET
 MANAGEMENT CORPORATION

FUND'S DATE OF INCEPTION:
JULY 7, 1994 (INSTITUTIONAL SHARES)
SEPTEMBER 9, 1994 (RETAIL SHARES)

ASSETS:
$60,133,079 (INSTITUTIONAL SHARES)
$ 4,112,361 (RETAIL SHARES)

INVESTMENT OBJECTIVE:
PROVIDE CURRENT INCOME THAT
EXCEEDS INDUSTRY STANDARD
MONEY MARKET RETURNS BY .5%
TO 1.5% PER YEAR OVER COM-
PLETE MARKET CYCLES. THE
FUND INVESTS IN HIGH-QUALITY
FIXED AND FLOATING RATE DEBT
SECURITIES, PREFERRED STOCKS
AND CASH EQUIVALENTS. UNDER
NORMAL MARKET CONDITIONS,
THE FUND MAINTAINS AN AVERAGE
DOLLAR-WEIGHTED PORTFOLIO
MATURITY OF TWO YEARS OR
LESS.                         In the first six months of the fiscal year, the
                            period ending November 30, 1995, the Fund handily outperformed Treasury Bills. The Fund's Institutional and Retail shares had total returns of 3.25% and 3.19% (before sales load), respectively, versus 2.82% for the Salomon 91-Day Treasury Bill Index (the "Index"). This performance places the Fund well on its way to meeting its goal of adding .5% to 1.5% incremental return to that of the Index. Continuing declines in interest rates aided results as the third of the fund invested in one to five-year fixed-income securities experienced incremental price gains.

                              To meet the Fund's investment objectives, we
                            allocate approximately one-third of its assets to fixed-rate securities whose yields are normally higher than those on money market instruments. Some of these securities are corporate issues whose yields represented historically strong value versus governments. We allocate approximately another third of the assets to floating-rate securities, whose coupons adjust monthly or quarterly to keep up with movements in interest rates. We put the last third in cash-equivalent securities whose yields are similar to money market yields and whose prices are very stable. With these strategies, we are able to produce a solid yield for the Fund. At the end of the period, the Fund's Institutional and Retail shares had SEC 30-day yields of 5.64% and 5.60% (before sales load), respectively.

                              We believe the economy is slowing but not to the
                            point where recession is imminent. It is very likely that the Federal Reserve will lower short-term interest rates in the next six months. The fixed-income markets seem to reflect this already. The Fund is well positioned whether this happens or not. In this environment, we continue a duration policy of approximately 1.1 years. Should interest rates rise as a result of the Fed maintaining a tougher stance towards inflation, the two-thirds invested in cash equivalents

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                            FUND OVERVIEW

                            ARMADA ENHANCED INCOME FUND (CONTINUED)

"CONTINUING DECLINES IN
INTEREST RATES AIDED RESULTS
AS THE THIRD OF THE PORTFOLIO
INVESTED IN ONE TO FIVE-YEAR
FIXED-INCOME SECURITIES
EXPERIENCED INCREMENTAL
PRICE GAINS."               and floating-rate securities will help soften the
                            impact of declining prices in the third invested in fixed-rate securities. If interest rates continue their decline, the third invested in fixed-rate securities will continue to provide incremental price gains to aid in offsetting declining income.

                               TOTAL RETURNS as of 11/30/95

                                      Six Months      1-Year     Since Inception(2,4)
                                      ----------      ------     --------------------
Armada Enhanced Income Fund
Institutional Shares(1)                  3.25%         7.54%           6.55%

Armada Enhanced Income Fund
Retail Shares    With Sales Load         0.33%         4.46%           4.25%
                 Without Sales Load      3.19%         7.44%           6.69%


Past performance is not predictive of future performance.



                 GROWTH OF A $10,000 INVESTMENT (BEGINNING 7/7/94)(3)

                                                                    Armada
                                                    Armada         Enhanced
                                                  Enhanced       Income Fund
                                    91-Day       Income Fund      (Retail
      Measurement Period           Salomon U.S. (Institutional   Shares with
    (Fiscal Year Covered)         Treasury Bill    Shares)(1)     sales load)

Jun-1994                             $10000.00       $10000.00
Aug-1994                              10073.13        10090.00       $10000.00
Oct-1994                              10151.86        10135.00         9776.40
Dec-1994                              10241.39        10208.90         9836.00
Feb-1995                              10333.77        10352.70         9982.60
Apr-1995                              10435.29        10472.70        10089.20
Jun-1995                              10538.85        10626.70        10235.10
Aug-1995                              10639.21        10733.70        10336.90
Oct-1995                              10736.25        10868.90        10455.90
Nov-1995                              10783.49        10931.40        10524.70

                        (1) Institutional shares are sold primarily to Banks and
                            National Asset Management Corporation (NAM) customers. Certain account level charges may apply.

                        (2) The Armada Enhanced Income Fund's date of inception
                            was July 7, 1994 for Institutional shares and September 9, 1994 for Retail shares.

                        (3) The return and principal value of an investment will
                            fluctuate. When redeemed, shares may be worth more or less than their original cost.

                        (4) Annualized.

[ARROW LOGO]

                            PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA TOTAL RETURN ADVANTAGE FUND
(UNAUDITED)

                                  NUMBER
                                 OF SHARES     VALUE
                                 ---------  ------------
PREFERRED STOCK - 0.5%
  Carolina Power and Light
   Quarterly
   Income Preferred Shares.....    53,075   $  1,406,487
   (Cost $1,326,875)                        ------------

                                    PAR
                       MATURITY    (000)
                       --------  ---------
AGENCY OBLIGATIONS - 1.1%
  Tennessee Valley Authority
    8.25%............. 04/15/42   $ 2,700      3,145,500
    (Cost $2,872,287)                       ------------

ASSET-BACKED SECURITIES - 17.3%(A)
  AFC Home Equity Loan
   Trust 1995-4 A2
    6.75%............. 10/16/00     4,000      4,009,630
  Community Program
   Trust Series
     1987-A3
    4.50%............. 11/30/97     2,097      2,091,278
  Copelco Series 1995A-A2
    7.075%............ 12/18/97     5,085      5,207,434
  Dayton Hudson Credit Card
   Master Trust 1995-1A
    6.10%............. 10/12/98     4,100      4,151,568
  Discover Credit Card
   Trust 1993-B
    6.75%............. 03/02/00     5,545      5,707,130
  First Deposit Master
   Trust 1995-2
    6.05%............. 07/02/98     5,435      5,505,913
  Green Tree Financial Corp.
   Series 1994
    6.90%............. 01/24/98     2,202      2,207,787
  Green Tree Financial Corp.
   Series 1995
    6.45%............. 12/17/98     1,240      1,257,038
  Mid-State Trust II
    9.35%............. 03/04/97        13         13,396
  NationsBank Grantor Trust
   Series 1995-5, Class A
    5.85%............. 03/15/99     6,275      6,275,373
  Premier Auto Trust
   Series 1995-3
    6.10%............. 01/20/98     3,540      3,571,435
  Standard Credit Card
   Master Trust
   Series 1995-10, Class A
    5.90%............. 02/10/99     2,995      3,006,493
  The Money Store Home
   Equity Loan
   Series 1994D-1
    8.75%............. 08/09/99     1,175      1,265,941
  The Money Store Home Equity
   Series 1995-B, Class A3
    6.65%............. 10/16/98     2,340      2,376,937
  UCFC Home Equity Loan
   Series 1994-B1
    6.75%............. 01/25/01     2,510      2,516,120
                                            ------------
  TOTAL ASSET-BACKED
   SECURITIES..................               49,163,473
   (Cost $48,540,428)                       ------------

MORTGAGE OBLIGATIONS - 21.0%(A)
U.S. GOVERNMENT OBLIGATIONS - 18.3%
  Government National Mortgage
   Association
    10.50%............ 10/23/97        38         40,703
    9.50%............. 08/24/98     1,068      1,130,637
  Federal Home Loan Mortgage
   Corporation
    9.50%............. 01/08/00     1,677      1,777,340
  Federal Home Loan Mortgage
   Corporation Pool 181063
    7.50%............. 04/07/99       224        227,270

                             See Accompanying Notes

[ARROW LOGO]

                            PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA TOTAL RETURN ADVANTAGE FUND (CONTINUED)
(UNAUDITED)

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
U.S. GOVERNMENT OBLIGATIONS (CONT'D.)
  Federal Home Loan Mortgage
   Corporation Pool 160045
    8.75%............. 06/22/99   $     9   $      8,899
  Federal Home Loan Mortgage
   Corporation
    6.50%............. 06/25/00     2,361      2,361,086
  Federal National Mortgage
   Association
    7.00%............. 10/17/03    10,600     10,593,375
    7.00%............. 01/02/04     3,163      3,164,381
    6.50%............. 02/07/04       739        723,377
    6.50%............. 03/15/05    17,915     17,914,880
    7.00%............. 12/01/25     6,225      6,221,109
  Federal National Mortgage
   Association Pool 124291
    6.50%............. 11/05/03       911        892,374
  Federal National Mortgage
   Association Pool 190911
    6.00%............. 02/13/01     2,257      2,217,001
  Federal National Mortgage
   Association Pool 250004
    6.50%............. 05/24/06     2,736      2,679,199
  Federal National Mortgage
   Association Pool 63471
    6.50%............. 02/20/98       270        264,674
  Federal National Mortgage
   Association 1992 129-G
    4.00%............. 07/15/00     1,935      1,744,594
                                            ------------
                                              51,960,899
                                            ------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.5%
  Collateralized Mortgage
   Obligations Trust
    9.00%............. 07/04/97       202        205,460
    6.375%............ 03/05/98       145        145,479
  Conseco Commercial
   Mortgage Trust
    9.70%............. 10/03/96     1,089      1,137,803
  Drexel Burnham Lambert
   CMO Trust
    6.55%............. 10/15/00       183        184,381
  MDC Asset Investors Trust
    9.325%............ 02/08/97       475        487,119
  Ryland Acceptance Corp.
    9.85%............. 06/27/97       426        444,710
  Salomon Brothers Mortgage
   Securities
    8.125%............ 05/02/99       292        299,729
  United States Department of
   Veterans Affairs
    9.78%............. 10/20/04     3,816      4,195,007
                                            ------------
                                               7,099,688
                                            ------------

MORTGAGE PASS-THROUGH OBLIGATIONS - 0.2%
  Thirty-Seventh FHA
   Insurance Project
    7.43%............. 02/13/02       470        479,040
                                            ------------

  TOTAL MORTGAGE OBLIGATIONS...
   (Cost $58,397,854)                         59,539,627
                                            ------------

CORPORATE BONDS - 24.6%
AEROSPACE - 1.1%
  Boeing Corporation
    8.75%............. 09/15/31     2,475      3,087,563
                                            ------------
AGRICULTURE - 0.3%
  Cargill, Inc.
    8.25%............. 03/06/97       900        924,750
                                            ------------

                             See Accompanying Notes

[ARROW LOGO]

                            PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA TOTAL RETURN ADVANTAGE FUND (CONTINUED)
(UNAUDITED)

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
BUILDING & BUILDING SUPPLIES - 0.7%
  Owens Corning Fiberglas Corp.
    8.875%............ 06/01/02   $ 1,870   $  2,057,000
                                            ------------
CHEMICALS - 1.4%
  ICI Wilmington
    9.50%............. 11/15/00     3,340      3,832,650
                                            ------------
EDUCATION - 0.9%
  Harvard University
    8.125%............ 04/15/07     2,400      2,672,052
                                            ------------
FINANCE - 1.5%
  Associates Corp.
    6.625%............ 11/15/97     4,200      4,273,500
                                            ------------
FINANCE-CONDUIT - 0.5%
  Medium-Term Structured
   Enhanced Return Series
   1993-G1
    6.36%............. 11/15/08     1,350      1,371,372
                                            ------------
FOREIGN - 3.7%
  Grupo Irsa
    8.375%............ 07/15/98     1,055        933,675
  News America Holdings
    9.25%............. 02/01/13     1,125      1,314,844
  Republic of Italy
    6.875%............ 09/27/23     6,940      6,601,675
  Rogers Cablesystems Ltd.
    9.625%............ 08/01/02     1,515      1,568,025
                                            ------------
                                              10,418,219
                                            ------------

HEALTHCARE - 2.8%
  Columbia/HCA
    6.91%............. 06/15/05     7,750      7,924,375
                                            ------------
INSURANCE - 3.5%
  Metropolitan Life Insurance
   Co.
    7.00%............. 11/01/05     4,050      4,095,563
  Prudential Insurance
    8.10%............. 07/15/15     5,715      5,972,175
                                            ------------
                                              10,067,738
                                            ------------
LEISURE & ENTERTAINMENT - 1.9%
  Time Warner Entertainment
    10.15%............ 05/01/12     2,900      3,563,375
    8.375%............ 07/15/33     1,870      1,975,188
                                            ------------
                                               5,538,563
                                            ------------
NATURAL GAS - 1.6%
  Columbia Gas Systems
    7.05%............. 11/28/07     4,375      4,442,069
                                            ------------
TOBACCO - 1.7%
  RJR Nabisco, Inc.
    8.625%............ 12/01/02     4,645      4,795,963
                                            ------------

                             See Accompanying Notes

[ARROW LOGO]

                            PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA TOTAL RETURN ADVANTAGE FUND (CONTINUED)
(UNAUDITED)

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
UTILITIES - ELECTRIC - 3.0%
  Consolidated Edison
    8.05%............. 12/15/27   $ 4,100   $  4,330,625
  Pacific Gas & Electric
    7.25%............. 08/01/26     4,225      4,177,469
                                            ------------
                                               8,508,094
                                            ------------
  TOTAL CORPORATE BONDS........               69,913,908
   (Cost $66,232,960)                       ------------

U.S. TREASURY OBLIGATIONS - 30.7%
U.S. TREASURY BONDS - 14.2%
    13.75%............ 08/15/04     1,260      1,938,006
    8.75%............. 08/15/20     4,375      5,728,231
    8.125%............ 08/15/21    26,425     32,639,629
                                            ------------
                                              40,305,866
                                            ------------
U.S. TREASURY NOTES - 16.5%
    5.125%............ 06/30/98     2,515      2,499,608
    7.75%............. 11/30/99    16,430     17,728,133
    6.25%............. 08/31/00     4,885      5,025,542
    7.25%............. 08/15/04    19,525     21,464,418
                                            ------------
                                              46,717,701
                                            ------------
  TOTAL U.S. TREASURY
   OBLIGATIONS.................               87,023,567
   (Cost $ 84,045,122)                      ------------

                                  NUMBER
                                 OF SHARES
                                   (000)
                                 ---------
TEMPORARY INVESTMENT - 4.8%
  Fidelity Domestic Market
   Portfolio...................    13,535   $ 13,535,394
   (Cost $ 13,535,394)                      ------------

TOTAL INVESTMENTS - 100.0%                  $283,727,956
   (Cost $274,950,920*)                     ============

*     Also cost for Federal income tax purposes.
      The gross unrealized appreciation (depreciation)
      for Federal income tax purposes is as follows:
      Gross appreciation................... $ 8,864,063
      Gross depreciation...................     (87,027)
                                            -----------
                                            $ 8,777,036
                                            -----------
(A)   Maturity dates represent weighted average lives
      of the underlying mortgage obligations.

                             See Accompanying Notes

[ARROW LOGO]

                            FINANCIAL STATEMENTS

                            ARMADA TOTAL RETURN ADVANTAGE FUND

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995 (UNAUDITED)

ASSETS
   Investments at value
   (Cost $274,950,920)....................  $283,727,956
   Interest receivable....................     3,861,001
   Receivable for Fund shares sold........        11,749
   Receivable for investments sold........    65,213,846
   Prepaid expenses.......................        22,859
                                             -----------
            TOTAL ASSETS..................   352,837,411
  ------------------------------------------------------
LIABILITIES
   Dividends payable - Institutional
     class................................       696,755
   Payable for Fund shares redeemed.......       196,585
   Payable for investments purchased......    64,824,134
   Accrued expenses.......................        91,296
                                             -----------
            TOTAL LIABILITIES.............    65,808,770
  ------------------------------------------------------
            NET ASSETS (based on
            26,735,195 shares of
            beneficial interest
            having no par value)..........  $287,028,641
  ======================================================
            NET ASSETS CONSIST OF:
            Paid-in capital...............  $268,501,425
            Undistributed net realized
            gain on investments sold......     9,750,180
            Net unrealized appreciation
            on investments................     8,777,036
                                             -----------
                                            $287,028,641
  ======================================================
            NET ASSET VALUE, OFFERING
            PRICE AND REDEMPTION PRICE PER
            SHARE - Institutional class
            ($286,957,629 / 26,728,582
            shares of beneficial
            interest).....................  $      10.74
  ======================================================
            NET ASSET VALUE AND REDEMPTION
            PRICE PER SHARE - Retail class
            ($71,012 / 6,613 shares of
            beneficial interest)..........  $      10.74
  ======================================================
            MAXIMUM OFFERING PRICE PER
            RETAIL SHARE
            ($10.74 / .9625)..............  $      11.16
  ======================================================

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)

INVESTMENT INCOME:
   Interest................................  $ 9,131,766
   Dividends...............................      352,601
                                              ----------
   Total investment income.................    9,484,367
                                              ----------
EXPENSES:
   Investment Advisory fees................      749,902
   Administration fees.....................      127,356
   Custodian fees..........................       23,305
   Legal fees..............................       17,983
   Distribution fees.......................       10,998
   Miscellaneous...........................        6,896
   Transfer Agent fees.....................        6,483
   Printing and shareholder reports........        6,424
   Trustees' fees..........................        5,177
   Audit fees..............................        4,942
   Registration and filing fees............        4,016
   Insurance...............................        2,308
   Amortization of organization costs......        2,181
   Shareholder servicing fees - Retail
     class only............................          112
   Fees waived by Investment Adviser.......     (749,902)
   Fees waived by Custodian................      (23,305)
                                              ----------
            Total expenses.................      194,876
  ------------------------------------------------------
NET INVESTMENT INCOME......................    9,289,491
--------------------------------------------------------
            REALIZED AND UNREALIZED GAIN/(LOSS) ON
            INVESTMENTS
            Net realized gain on
            investments sold...............   10,638,166
            Net change in unrealized
            depreciation on investments....   (2,567,081)
                                              ----------
            Net gain on investments........    8,071,085
  ------------------------------------------------------
            NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS......  $17,360,576
  ======================================================

                             See Accompanying Notes

[ARROW LOGO]

                            FINANCIAL STATEMENTS

                            ARMADA TOTAL RETURN ADVANTAGE FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             FOR THE            FOR THE
                                                                                        SIX MONTHS ENDED      PERIOD ENDED
                                                                                        NOVEMBER 30, 1995     MAY 31, 1995
                                                                                        -----------------     ------------
                                                                                           (UNAUDITED)
INCREASE IN NET ASSETS:
Operations:
    Net investment income.............................................................     $  9,289,491      $ 15,564,406
    Net realized gain/(loss) on investments sold......................................       10,638,166          (887,986)
    Net change in unrealized appreciation/(depreciation) on investments...............       (2,567,081)       11,344,118
                                                                                           ------------      ------------
    Net increase in net assets resulting from operations..............................       17,360,576        26,020,538
Distributions to shareholders from net investment income..............................      (12,306,103)      (12,547,795)
Increase in net assets derived from capital share transactions........................       20,464,655       248,036,770
                                                                                           ------------      ------------
Total increase in net assets..........................................................       25,519,128       261,509,513
                                                                                           ------------      ------------
NET ASSETS:
    Beginning of period...............................................................      261,509,513                 0
                                                                                           ------------      ------------
    End of period.....................................................................     $287,028,641      $261,509,513
                                                                                           ============      ============

                                                                                        NOVEMBER 30, 1995    MAY 31, 1995
                                                                                        -----------------    ------------
UNDISTRIBUTED NET INVESTMENT INCOME AS OF.............................................     $          0      $  3,016,611
                                                                                           ============      ============

                             See Accompanying Notes

[ARROW LOGO]

                            FINANCIAL HIGHLIGHTS

                            ARMADA TOTAL RETURN ADVANTAGE FUND

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            FOR THE SIX MONTHS ENDED             FOR THE PERIOD ENDED
                                                                NOVEMBER 30, 1995                    MAY 31, 1995
                                                           ---------------------------        -----------------------------
                                                                   (UNAUDITED)
                                                           INSTITUTIONAL        RETAIL        INSTITUTIONAL(3)    RETAIL(3)
                                                           -------------        ------        ----------------    ---------
Net asset value, beginning of period..................         $10.55           $10.54            $10.00            $10.16
                                                               ------           ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...............................            .36(7)           .35(7)            .65(7)            .49(7)
  Net gain on securities (realized and unrealized)....            .31              .29               .43               .40
                                                               ------           ------            ------            ------
    Total from investment operations..................            .67              .64              1.08               .89
                                                               ------           ------            ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income................           (.36)            (.35)             (.53)             (.49)
  Dividends in excess of net investment income........           (.12)            (.09)             (.00)             (.02)
                                                               ------           ------            ------            ------
    Total distributions...............................           (.48)            (.44)             (.53)             (.51)
                                                               ------           ------            ------            ------
Net asset value, end of period........................         $10.74           $10.74            $10.55            $10.54
                                                               ======           ======            ======            ======
TOTAL RETURN..........................................          13.41%(4)        12.85%(4,5)       12.52%(4,6)       12.65%(4,5,6)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)................        $286,957              $71          $261,403              $106
  Ratio of expenses to average net assets.............            .14%(1,4)        .39%(2,4)         .18%(1,4)         .31%(2,4)
  Ratio of net investment income to average net
    assets............................................           6.81%(1,4)       6.53%(2,4)        7.23%(1,4)        6.92%(2,4)
  Portfolio turnover rate.............................            119%             119%              166%              166%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Institutional class for the period ended November 30, 1995 would have been .71% and 6.24%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Institutional class for the period ended May 31, 1995 would have been .77% and 6.64%, respectively.

(2) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Retail class for the period ended November 30, 1995 would have been .95% and 5.97%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Retail class for the period ended May 31, 1995 would have been .87% and 6.36%, respectively.

(3) Institutional and Retail classes commenced operations on July 7, 1994 and September 6, 1994, respectively.

(4) Annualized.

(5) Total Return excludes sales load.

(6) Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the Institutional and Retail classes for the period were 11.22% and 9.14%, respectively.

(7) Calculated based upon average shares outstanding.

                             See Accompanying Notes

[ARROW LOGO]

                            PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA FIXED INCOME FUND
(UNAUDITED)

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
AGENCY OBLIGATIONS - 13.9%
  Federal Home Loan Bank
    6.96%............. 05/24/00   $ 2,000   $  2,005,040
    7.05%............. 10/11/00     3,000      3,041,370
    7.36%............. 07/01/04     2,000      2,169,080
  Federal National
   Mortgage
   Association
    6.49%............. 11/03/00     2,000      2,019,940
    5.80%............. 12/10/03     2,000      1,969,780
    8.05%............. 05/20/04     1,000      1,037,140
    7.87%............. 06/30/04     1,000      1,033,850
  Inter-American Development
   Bank - Israel
    8.00%............. 11/15/01     1,500      1,655,625
                                            ------------
  TOTAL AGENCY OBLIGATIONS.....               14,931,825
   (Cost $14,288,528)                       ------------

MORTGAGE OBLIGATIONS - 4.1%(A)
U.S. GOVERNMENT OBLIGATIONS - 4.0%
  Federal National
   Mortgage Association
    8.50%............. 06/01/99       211        219,196
    8.50%............. 06/01/99       220        229,061
    8.50%............. 06/01/99       396        412,092
    8.50%............. 06/01/99       418        434,924
    8.50%............. 06/01/99       455        473,054
    8.50%............. 06/01/99       741        770,425
    8.50%............. 06/01/99       755        784,821
    8.50%............. 06/01/99       922        958,858
                                            ------------
                                               4,282,431
                                            ------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
  Travelers Mortgage Services,
   Inc. Series 1990-3, Class B
    9.45%............. 06/04/99        71         70,958
                                            ------------
  TOTAL MORTGAGE OBLIGATIONS...                4,353,389
   (Cost $4,304,301)                        ------------

CORPORATE BONDS - 45.7%
AUTOMOBILES - 2.4%
  Ford Motor Company
    9.00%............. 09/15/01       500        569,375
  General Motors Acceptance
   Corp.
    7.75%............. 01/17/97     2,000      2,045,000
                                            ------------
                                               2,614,375
                                            ------------
CHEMICALS - 6.5%
  Dow Capital B.V.
    5.75%............. 09/15/97     2,000      1,995,000
  Dow Chemical Co.
    9.35%............. 03/15/02     1,000      1,122,500
  E.I. duPont de
   Nemours & Co.
    8.65%............. 12/01/97     2,000      2,107,500
    8.50%............. 02/15/03     1,620      1,784,025
                                            ------------
                                               7,009,025
                                            ------------
FINANCIAL SERVICES - 15.9%
  American General Finance
    8.25%............. 01/15/98     1,000      1,047,500
  Commercial Credit Corp.
    6.00%............. 06/15/00     3,000      3,003,750
  General Electric Capital
   Corp.
    8.70%............. 02/15/03     1,000      1,145,000

                             See Accompanying Notes

[ARROW LOGO]

                            PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA FIXED INCOME FUND (CONTINUED)
(UNAUDITED)

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
FINANCIAL SERVICES - (CONT'D)
  International Lease Finance
   Corporation
    8.875%............ 04/15/01   $ 3,000   $  3,378,750
  Kroger/Secured Finance
    9.05%............. 12/15/04     2,000      2,370,000
  Norwest Financial Corp.
    6.50%............. 11/15/97     2,500      2,540,625
  Scotland International Bank
    8.85%............. 11/01/06     3,000      3,510,000
                                            ------------
                                              16,995,625
                                            ------------
INSURANCE - 5.7%
  Chubb Corp.
    8.75%............. 04/01/98     2,000      2,150,000
  CNA Financial Corp.
    8.875%............ 03/01/98     1,000      1,061,250
  Farmers Group
    8.25%............. 07/15/96     2,825      2,867,375
                                            ------------
                                               6,078,625
                                            ------------
NATURAL GAS - 1.9%
  Consolidated Natural Gas
    5.875%............ 10/01/98     2,000      2,005,000
                                            ------------
OIL - 2.5%
  Societe Nationale Elf
   Aquataine
    7.75%............. 05/01/99     2,500      2,646,875
                                            ------------
POLLUTION CONTROL - 1.9%
  WMX Technologies, Inc.
    6.375%............ 12/01/03     2,000      2,012,500
                                            ------------
RETAIL MERCHANDISING - 2.6%
  Wal-Mart Stores, Inc.
    8.625%............ 04/01/01     2,500      2,796,875
                                            ------------
TELECOMMUNICATIONS - 1.0%
  BellSouth Capital Corp.
    8.90%............. 03/01/98   $ 1,000   $  1,065,000
                                            ------------
UTILITIES - GAS & ELECTRIC - 2.4%
  Consolidated Edison Corp.
    7.60%............. 01/15/00     2,500      2,643,750
                                            ------------
UTILITIES - ELECTRIC - 2.9%
  Florida Power and Light
    6.625%             02/01/03     3,000      3,097,500
                                            ------------
  TOTAL CORPORATE
   BONDS.......................               48,965,150
   (Cost $47,045,864)                       ------------

U.S. TREASURY OBLIGATIONS - 29.5%
  U.S. TREASURY NOTES
    5.625%             10/31/97     5,000      5,023,549
    5.125%             11/30/98     5,500      5,455,614
    6.375%             07/15/99     2,000      2,058,580
    7.875%             11/15/99     4,000      4,331,960
    6.75%              04/30/00     2,500      2,617,850
    7.75%              02/15/01     5,500      6,039,879
    7.50%              11/15/01     1,000      1,095,060
    6.375%             08/15/02     1,500      1,561,530
    7.875%             11/15/04     3,000      3,432,180
                                            ------------
  TOTAL U.S. TREASURY
   OBLIGATIONS.................               31,616,202
   (Cost $30,743,462)                       ------------


                             See Accompanying Notes

[ARROW LOGO]

                            PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA FIXED INCOME FUND (CONTINUED)
(UNAUDITED)

                                  NUMBER
                                 OF SHARES
                                   (000)       VALUE
                                 ---------  ------------
TEMPORARY INVESTMENTS - 6.8%
  Fidelity Domestic Market
   Portfolio...................     5,412   $  5,411,702
  Financial Square Prime
   Obligations Portfolio.......   $ 1,825      1,824,611
                                            ------------
  TOTAL TEMPORARY
   INVESTMENTS.................                7,236,313
   (Cost $7,236,313)                        ------------

TOTAL INVESTMENTS - 100.0%                  $107,102,879
   (Cost $103,618,468*)                     ============

*     Also cost for Federal income tax purposes.
      The gross unrealized appreciation (depreciation)
      for Federal income tax purposes is as follows:
      Gross appreciation...................  $3,492,174
      Gross depreciation...................      (7,763)
                                             ----------
                                             $3,484,411
                                             ----------
(A)   Maturity dates represent weighted average lives
      of the underlying mortgage obligations.

                             See Accompanying Notes

[ARROW LOGO]

                            FINANCIAL STATEMENTS

                            ARMADA FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995 (UNAUDITED)

ASSETS
   Investments at value
   (Cost $103,618,468)....................  $107,102,879
   Interest receivable....................     1,453,441
   Receivable for Fund shares sold........       148,322
   Prepaid expenses.......................         5,986
                                             -----------
            TOTAL ASSETS..................   108,710,628
--------------------------------------------------------
LIABILITIES
   Dividends payable - Institutional
     class................................       305,557
   Payable for Fund shares redeemed.......        54,127
   Accrued expenses.......................        93,552
                                             -----------
            TOTAL LIABILITIES.............       453,236
--------------------------------------------------------
            NET ASSETS (based on
            10,118,572 shares of
            beneficial interest having
            no par value).................  $108,257,392
========================================================
            NET ASSETS CONSIST OF:
            Paid-in capital...............  $106,614,162
            Accumulated net realized loss
            on investments sold...........    (1,841,181)
            Net unrealized appreciation
            on investments................     3,484,411
                                             -----------
                                            $108,257,392
========================================================
            NET ASSET VALUE, OFFERING
            PRICE AND REDEMPTION PRICE PER
            SHARE - Institutional class
            ($100,064,038 / 9,356,474
            shares of beneficial
            interest).....................  $      10.69
========================================================
            NET ASSET VALUE AND REDEMPTION
            PRICE PER SHARE - Retail class
            ($8,193,354 / 762,098 shares
            of beneficial interest).......  $      10.75
========================================================
            MAXIMUM OFFERING PRICE PER
            RETAIL SHARE
            ($10.75 / .9625)..............  $      11.17
========================================================

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)

INVESTMENT INCOME:
   Interest.................................  $3,382,042
                                               ---------
EXPENSES:
   Investment Advisory fees.................     275,953
   Administration fees......................      50,174
   12b-1 fees...............................      21,623
   Transfer Agent fees......................      18,367
   Custodian fees...........................      12,543
   Shareholder servicing fees - Retail class
     only...................................       9,562
   Registration and filing fees.............       8,156
   Legal fees...............................       7,315
   Printing and shareholders reports........       5,684
   Distribution fees........................       4,043
   Audit fees...............................       2,164
   Miscellaneous............................       1,362
   Insurance................................       1,199
   Trustees' fees...........................         900
   Fees waived by Custodian.................     (12,543)
                                               ---------
            Total expenses..................     406,502
--------------------------------------------------------
NET INVESTMENT INCOME.......................   2,975,540
--------------------------------------------------------
            REALIZED AND UNREALIZED
            GAIN ON INVESTMENTS
            Net realized gain on
            investments sold................     507,351
            Net change in unrealized
            appreciation on investments.....   1,014,545
                                               ---------
            Net gain on investments.........   1,521,896
--------------------------------------------------------
            NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS.......  $4,497,436
========================================================

                             See Accompanying Notes

[ARROW LOGO]

                            FINANCIAL STATEMENTS

                            ARMADA FIXED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    FOR THE                  FOR THE
                                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                               NOVEMBER 30, 1995           MAY 31, 1995
                                                                               -----------------           ------------
                                                                                  (UNAUDITED)
INCREASE IN NET ASSETS:
Operations:
    Net investment income...................................................      $  2,975,540             $  5,592,154
    Net realized gain/(loss) on investments sold............................           507,351               (2,602,032)
    Net change in unrealized appreciation on investments....................         1,014,545                5,234,800
                                                                                  ------------             ------------
    Net increase in net assets resulting from operations....................         4,497,436                8,224,922
Distributions to shareholders from net investment income....................        (2,975,540)              (5,592,154)
Increase/(decrease) in net assets derived from capital share transactions...        13,161,835              (10,445,820)
                                                                                  ------------             ------------
Total increase/(decrease) in net assets.....................................        14,683,731               (7,813,052)
                                                                                  ------------             ------------
NET ASSETS:
    Beginning of period.....................................................        93,573,661              101,386,713
                                                                                  ------------             ------------
    End of period...........................................................      $108,257,392             $ 93,573,661
                                                                                  ============             ============

                             See Accompanying Notes

[ARROW LOGO]
                            FINANCIAL HIGHLIGHTS

                            ARMADA FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      FOR THE
                                 SIX MONTHS ENDED
                                 NOVEMBER 30, 1995                    FOR THE YEAR ENDED MAY 31
                              -----------------------    --------------------------------------------------
                                                                  1995                       1994
                                    (UNAUDITED)          -----------------------    -----------------------
                              INSTITUTIONAL    RETAIL    INSTITUTIONAL    RETAIL    INSTITUTIONAL    RETAIL
                              -------------    ------    -------------    ------    -------------    ------
Net asset value,
 beginning of period.........     $10.54       $10.60        $10.24       $10.30        $10.93       $10.98
                                   -----       ------         -----       ------         -----       ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income.......        .31          .30           .63          .61           .61          .58
 Net gains/(losses) on
   securities  (realized
   and unrealized)...                .15          .15           .30          .30          (.59)        (.58)
                                   -----       ------         -----       ------         -----       ------
    Total from investment
      operations.............        .46          .45           .93          .91           .02          .00
                                   -----       ------         -----       ------         -----       ------
LESS DISTRIBUTIONS
 Dividends from net
   investment income.........       (.31)        (.30)         (.63)        (.61)         (.61)        (.58)
 Dividends in excess of net
   investment income.........       (.00)        (.00)         (.00)        (.00)         (.05)        (.05)
 Dividends from net realized
   capital gains.............       (.00)        (.00)         (.00)        (.00)         (.03)        (.03)
 Dividends in excess of net
   realized capital gains....       (.00)        (.00)         (.00)        (.00)         (.02)        (.02)
                                   -----       ------         -----       ------         -----       ------
    Total distributions......       (.31)        (.30)         (.63)        (.61)         (.71)        (.68)
                                   -----       ------         -----       ------         -----       ------
Net asset value, end of
 period......................     $10.69       $10.75        $10.54       $10.60        $10.24       $10.30
                                  ======       ======         =====       ======         ======      ======
TOTAL RETURN.................       9.15%(4)     8.86%(4,5)    9.55%        9.26%(5)      0.00%       (0.23%)(5)

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
   (in 000's)................   $100,064       $8,193       $88,047       $5,527       $95,907       $5,480
 Ratio of expenses to average
   net assets................        .79%(1,4)   1.03%(2,4)     .85%(1)     1.09%(2)      0.83%        1.08%
 Ratio of net investment
   income to average
   net assets................       5.95%(1,4)   5.65%(2,4)    6.24%(1)     5.95%(2)      5.59%        5.34%
 Portfolio turnover rate.....         14%          14%           42%          42%           34%          34%


                                      1993                     1992                        1991
                            ----------------------    -----------------------    ------------------------
                            INSTITUTIONAL   RETAIL    INSTITUTIONAL    RETAIL    INSTITUTIONAL    RETAIL(3)
                            -------------   ------    -------------    ------    -------------    ---------
Net asset value,
 beginning of period.........  $10.60        $10.63        $10.15       $10.15         $9.83       $10.11
                               ------        ------        ------       ------         ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income.......     ,70           .65           .81          .79           .76          .10
 Net gains/(losses) on
   securities (realized
   and unrealized)...........     .46           .48           .45          .45           .39          .01
                               ------        ------        ------       ------         ------      ------
    Total from investment
      operations.............    1.16          1.13          1.26         1.24          1.15          .11
                               ------        ------        ------       ------         ------      ------
LESS DISTRIBUTIONS
 Dividends from net
   investment income.........    (.70)         (.65)         (.81)        (.76)         (.76)        (.07)
 Dividends in excess of net
   investment income.........    (.02)         (.02)         (.00)        (.00)         (.07)        (.00)
 Dividends from net realized
   capital gains.............    (.11)         (.11)         (.00)        (.00)         (.00)        (.00)
 Dividends in excess of net
   realized capital gains....    (.00)         (.00)         (.00)        (.00)         (.00)        (.00)
                               ------        ------        ------       ------         ------      ------
    Total distributions......    (.83)         (.78)         (.81)        (.76)         (.83)        (.07)
                               ------        ------        ------       ------         ------      ------
Net asset value, end of
 period......................  $10.93        $10.98        $10.60       $10.63        $10.15       $10.15
                               ======        ======        ======       ======         ======      ======
TOTAL RETURN.................   11.32%        11.03%(5)     12.96%       12.64%(5)     12.20%        8.45%(4,5)

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
   (in 000's)................ $95,246        $5,208       $40,414       $1,033       $34,664         $284
 Ratio of expenses to average
   net assets................     .32%(1)       .57%(2)       .30%(1)      .55%(2)       .33%(1)      .56%(2,4)
 Ratio of net investment
   income to average
   net assets................    6.46%(1)      6.21%(2)      7.84%(1)     7.57%(2)      8.34%(1)     7.89%(2,4)
 Portfolio turnover rate.....      33%           33%           13%          13%            0%           0%

(1) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the period ended November 30, 1995 and the year ended May 31, 1995 would have been .82% and 5.92%, and .86% and 6.23%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Institutional Class for the years ended May 31, 1993, 1992 and 1991 would have been .80% and 5.98%, .85% and 7.29%, and .88%
    and 7.79%, respectively.

(2) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Retail class for the period ended November 30, 1995 and the year ended May 31, 1995 would have been 1.06% and 5.62%, and 1.10% and 5.94%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the years ended May 31, 1993 and 1992 and for the period ended May 31, 1991 would have been 1.05% and 5.73%, 1.10% and 7.02%, and 1.11% and 7.34%, respectively.

(3) Retail class commenced operations on April 15, 1991.

(4) Annualized.

(5) Total return excludes sales load.

                             See Accompanying Notes

[ARROW LOGO]
                            PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA ENHANCED INCOME FUND
(UNAUDITED)

                                     PAR
                        MATURITY    (000)       VALUE
                        --------  ---------  -----------
AGENCY OBLIGATIONS - 9.2%
FEDERAL HOME LOAN BANK DISCOUNT NOTE - 1.5%
    5.52%.............. 02/28/96   $ 1,000   $   986,100
                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  DISCOUNT NOTES - 7.7%
    5.60%.............. 01/08/96     1,000       994,089
    5.62%.............. 01/18/96     1,000       992,507
    5.59%.............. 01/29/96     1,000       990,686
    5.47%.............. 03/04/96     1,000       985,381
    5.39%.............. 03/27/96     1,000       981,874
                                             ------------
                                               4,944,537
                                             ------------
  TOTAL AGENCY OBLIGATIONS......               5,930,637
   (Cost $5,931,987)                          ------------

ASSET-BACKED SECURITIES - 20.1% (A)
  Contimortgage Home Equity Loan
   Trust Series 1994-4, Class A1
    8.09%.............. 04/09/96       335       337,713
  Discover Card Master Trust I
   Series 1994-2, Class A
    6.16%.............. 11/15/01       450       451,980
  First Deposit Master Trust
   Series 1994-1, Class A
    6.90%.............. 07/02/97       250       254,789
  First USA Master Credit Card
   Trust Series 1995-2, Class A
    6.11%.............. 03/31/02     1,000     1,000,600
  Green Tree Financial
   Corporation Series 1993-2,
   Class A1
    6.31%.............. 07/27/96       636       636,440
  Green Tree Home Improvement
   Loan Trust Series 1995-A,
   Class A1
    7.00%.............. 02/06/97     1,041     1,045,356
  MBNA Master Credit Card Trust
   Series 1994-C, Class A
    6.06%.............. 10/31/01     1,000     1,006,800
  Small Business Administration
   Pool
    9.975%............. 01/08/04       695       768,844
  Standard Credit Card Master
   Trust Series 1992-3, Class A
    6.175%............. 09/15/97     1,500     1,506,600
  Standard Credit Card Master
   Trust Series 1995-5, Class A
    6.01%.............. 05/25/98     1,150     1,153,212
  Standard Credit Card Master
   Trust Series 1995-6, Class B
    6.90%.............. 06/24/98     1,595     1,636,821
  The Money Store Home Equity
   Trust Series 1994-D1, Class A4
    8.75%.............. 08/09/99       240       258,575
  The Money Store Home Equity
   Trust Series 1995-B, Class A3
    6.65%.............. 10/16/98       485       492,656
  World Omni Wholesale Master
   Trust Series 1994-1, Class A
    6.075%............. 11/10/99     2,350     2,352,115
                                             ------------
  TOTAL ASSET-BACKED
   SECURITIES...................              12,902,501
   (Cost $12,840,430)                        ------------

MORTGAGE OBLIGATIONS - 8.1% (A)
U.S. GOVERNMENT OBLIGATIONS - 0.5%
  Government Trust Certificate
    8.00%.............. 03/25/97       283       286,361
                                             ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.4%
  Collateralized Mortgage
   Obligation Trust Series 13,
   Class A
    6.375%............. 03/05/98       193       193,972

                             See Accompanying Notes

[ARROW LOGO]
                            PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA ENHANCED INCOME FUND (CONTINUED)
(UNAUDITED)

                                     PAR
                        MATURITY    (000)       VALUE
                        --------  ---------  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONT'D.)
  Merrill Lynch Home Equity Loan
   Series 1992-1, Class A
    6.275%............. 07/22/98   $   925   $   925,483
  Merrill Lynch Mortgage
   Investors, Inc. Series
   1993-B, Class A1
    6.325%............. 02/12/96       396       396,034
  Merrill Lynch Trust Series 10,
   Class B
    6.54%.............. 09/28/00       677       681,279
  Prudential Home Mortgage
   Securities Co. Series
   1993-14, Class A12
    6.64%.............. 09/11/98       288       289,232
  Residential Funding Mortgage
   Securities Series 1993-S11,
   Class A6
    6.69%.............. 10/17/96     1,715     1,720,863
  Sears Mortgage Securities
   Series 1993-3, Class F
    6.89%.............. 01/01/97       566       570,734
                                             ------------
                                               4,777,597
                                             ------------
MORTGAGE PASS THROUGH OBLIGATIONS - 0.2%
  Federal Home Loan Mortgage
   Corporation
    7.50%.............. 05/13/97        96        97,013
                                             ------------
  TOTAL MORTGAGE OBLIGATIONS....               5,160,971
   (Cost $5,127,421)                         ------------

CORPORATE BONDS - 10.0%
BANKING - 4.9%
  First Bank System
    6.06%.............. 02/29/96     1,850     1,832,703
  National Bank of Detroit
   (Euro)
    6.00%.............. 12/22/95     1,350     1,328,940
                                             ------------
                                               3,161,643
                                             ------------
DIVERSIFIED - 0.7%
  General Electric Credit
    6.20%.............. 03/15/97       470       473,525
                                             ------------
FOREIGN - 2.8%
  Hydro Quebec (Euro)
    5.94%.............. 07/26/02     1,850     1,795,240
                                             ------------
OIL - 1.6%
  Chevron Corp.
    6.92%.............. 01/01/96     1,000     1,001,250
                                             ------------
  TOTAL CORPORATE
   BONDS........................               6,431,658
   (Cost $6,410,998)                          ------------

                             See Accompanying Notes

[ARROW LOGO]
                            PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1995           ARMADA ENHANCED INCOME FUND (CONTINUED)
(UNAUDITED)

                                     PAR
                        MATURITY    (000)       VALUE
                        --------  ---------  -----------
U.S. TREASURY OBLIGATIONS - 45.4%
U.S. TREASURY BILLS - 20.1%
    5.35%.............. 12/07/95   $ 1,000   $   999,069
    5.36%.............. 12/14/95     1,000       998,021
    5.28%.............. 12/21/95     1,000       996,984
    5.29%.............. 01/04/96     1,000       994,715
    5.30%.............. 01/11/96     1,000       993,543
    5.23%.............. 01/18/96     1,000       992,609
    5.34%.............. 01/25/96     1,000       991,451
    5.275%............. 02/01/96     1,000       990,664
    5.29%.............. 02/08/96     1,000       989,568
    5.29%.............. 02/15/96     1,000       988,653
    5.29%.............. 02/22/96     1,000       987,598
    5.29%.............. 02/29/96     1,000       986,539
    5.28%.............. 03/07/96     1,000       985,558
                                             ------------
                                              12,894,972
                                             ------------
U.S. TREASURY NOTES - 25.3%
    8.50%.............. 04/15/97       765       796,082
    8.75%.............. 10/15/97     2,000     2,118,300
    7.875%............. 04/15/98       550       580,123
    8.25%.............. 07/15/98     2,500     2,671,150
    5.25%.............. 07/31/98     2,200     2,191,178
    8.875%............. 11/15/98       950     1,038,217
    6.875%............. 07/31/99     2,210     2,309,428
    8.50%.............. 02/15/00       550       610,473
    8.75%.............. 05/15/00     2,570     2,907,261
    6.25%.............. 08/31/00     1,000     1,028,770
                                             ------------
                                              16,250,982
                                             ------------
  TOTAL U.S. TREASURY
   OBLIGATIONS..................              29,145,954
   (Cost $28,865,762)                        ------------

TEMPORARY INVESTMENTS - 7.2%
  Fidelity Domestic Market
   Portfolio....................     2,612   $ 2,611,943
  Financial Square Prime
   Obligations Portfolio........     2,026     2,026,424
                                             ------------
  TOTAL TEMPORARY INVESTMENTS...               4,638,367
   (Cost $4,638,367)                         ------------

TOTAL INVESTMENTS - 100.0%......             $64,210,088
   (Cost $63,814,965*)                       ============

*     Also cost for Federal income tax purposes.
      The gross unrealized appreciation (depreciation)
      for Federal income tax purposes is as follows:
      Gross appreciation................... $   411,572
      Gross depreciation...................     (16,449)
                                             -----------
                                             $   395,123
                                             -----------
(A)   Maturity dates represent weighted average lives
      of the underlying mortgage obligations.

                             See Accompanying Notes

[ARROW LOGO]
                            FINANCIAL STATEMENTS

                            ARMADA ENHANCED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995 (UNAUDITED)

ASSETS
   Investments at value
   (Cost $63,814,965)......................  $64,210,088
   Interest receivable.....................      577,998
   Receivable for Fund shares sold.........       43,126
   Prepaid expenses........................       21,026
                                              ----------
            TOTAL ASSETS...................   64,852,238
  ------------------------------------------------------
LIABILITIES
   Dividends payable - Institutional
     class.................................       79,326
   Payable for Fund shares redeemed........      504,800
   Accrued expenses........................       22,672
                                              ----------
            TOTAL LIABILITIES..............      606,798
  ------------------------------------------------------
            NET ASSETS (based on
            6,368,096 shares of
            beneficial interest
            having no par value)...........  $64,245,440
  ======================================================
            NET ASSETS CONSIST OF:
            Paid-in capital................  $63,771,168
            Undistributed net realized gain
            on investments sold............       79,149
            Net unrealized appreciation
            on investments.................      395,123
                                              ----------
                                             $64,245,440
  ======================================================
            NET ASSET VALUE, OFFERING PRICE
            AND REDEMPTION PRICE PER
            SHARE - Institutional class
            ($60,133,079 / 5,961,311 shares
            of beneficial interest)........  $     10.09
  ======================================================
            NET ASSET VALUE AND REDEMPTION
            PRICE PER SHARE - Retail class
            ($4,112,361 / 406,785 shares
            of beneficial interest)........  $     10.11
  ======================================================
            MAXIMUM OFFERING PRICE PER
            RETAIL SHARE
            ($10.11 / .9725)...............  $     10.40
  ======================================================

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)

INVESTMENT INCOME:
   Interest.................................  $2,024,697
                                               ---------
EXPENSES:
   Investment Advisory fees.................     150,763
   Administration fees......................      33,503
   Miscellaneous............................      16,883
   Transfer Agent fees......................      11,367
   Custodian fees...........................       8,185
   Printing and shareholder reports.........       5,353
   Legal fees...............................       4,893
   Registration and filing fees.............       3,886
   Distribution fees........................       2,648
   Amortization of organization costs.......       2,079
   Shareholder servicing fees - Retail class
     only...................................       1,531
   Audit fees...............................       1,360
   Trustees' fees...........................       1,054
   Insurance................................         818
   Fees waived by Investment Adviser........    (150,763)
   Fees waived by Custodian.................      (8,185)
                                               ---------
            Total expenses..................      85,375
  ------------------------------------------------------
NET INVESTMENT INCOME.......................   1,939,322
  ------------------------------------------------------
            REALIZED AND UNREALIZED
            GAIN/(LOSS) ON INVESTMENTS
            Net realized gain on
            investments sold................     198,825
            Net change in unrealized
            depreciation on investments.....     (17,003)
                                               ---------
            Net gain on investments.........     181,822
  ------------------------------------------------------
            NET INCREASE IN NET
            ASSETS RESULTING
            FROM OPERATIONS.................  $2,121,144
  ======================================================

                             See Accompanying Notes

[ARROW LOGO]
                            FINANCIAL STATEMENTS

                            ARMADA ENHANCED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                               FOR THE                  FOR THE
                                                                           SIX MONTHS ENDED           PERIOD ENDED
                                                                          NOVEMBER 30, 1995           MAY 31, 1995
                                                                         --------------------     --------------------
                                                                             (UNAUDITED)
INCREASE IN NET ASSETS:
Operations:
    Net investment income.............................................       $  1,939,322              $  2,999,540
    Net realized gain/(loss) on investments sold......................            198,825                  (118,426)
    Net change in unrealized appreciation/(depreciation) on
      investments.....................................................            (17,003)                  412,126
                                                                             ------------              ------------
    Net increase in net assets resulting from operations..............          2,121,144                 3,293,240
Distributions to shareholders from net investment income..............         (2,529,269)               (2,409,593)
Distributions to shareholders in excess of net realized gains.........                  0                    (1,250)
Increase in net assets derived from capital share transactions........          1,639,559                62,131,609
                                                                             ------------              ------------
Total increase in net assets..........................................          1,231,434                63,014,006
                                                                             ------------              ------------
NET ASSETS:
    Beginning of period...............................................         63,014,006                         0
                                                                             ------------              ------------
    End of period.....................................................       $ 64,245,440              $ 63,014,006
                                                                             ============              ============

                                                                          NOVEMBER 30, 1995            MAY 31, 1995
                                                                         --------------------      --------------------
UNDISTRIBUTED NET INVESTMENT INCOME AS OF.............................       $          0              $    589,947
                                                                             ============              ============

                             See Accompanying Notes

[ARROW LOGO]
                            FINANCIAL HIGHLIGHTS

                            ARMADA ENHANCED INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               FOR THE SIX MONTHS ENDED             FOR THE PERIOD ENDED
                                                                   NOVEMBER 30, 1995                     MAY 31, 1995
                                                              ---------------------------      -----------------------------
                                                                      (UNAUDITED)
                                                              INSTITUTIONAL        RETAIL        INSTITUTIONAL(3)      RETAIL(3)
                                                              -------------        ------        --------------        -------
Net asset value, beginning of period.....................         $10.16           $10.18             $10.00           $10.10
                                                                 -------           ------            -------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................            .30(7)           .28(7)             .51(7)         .43(7)
  Net gains on securities (realized and unrealized)......            .02              .04                .06            .06
                                                                 -------           ------            -------         ------
    Total from investment operations.....................            .32              .32                .57            .49
                                                                 -------           ------            -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income...................           (.30)            (.28)              (.41)          (.41)
  Dividends in excess of net investment income...........           (.09)            (.11)                --             --
                                                                 -------           ------            -------         ------
    Total distributions..................................           (.39)            (.39)              (.41)          (.41)
                                                                 -------           ------            -------         ------
Net asset value, end of period...........................         $10.09           $10.11             $10.16         $10.18
                                                                 =======           ======            =======         ======
TOTAL RETURN.............................................           6.59%(4)         6.46%(4,5)         6.54%(4,6)     6.84%(4,5,6)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)...................          $60,133           $4,112            $60,467       $2,547
  Ratio of expenses to average net assets................            .25%(1,4)         35%(2,4)          .21%(1,4)      .32%(2,4)
  Ratio of net investment income to average net assets...           5.80%(1,4)       5.63%(2,4)         5.70%(1,4)     5.89%(2,4)
  Portfolio turnover rate................................             21%              21%                36%            36%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Institutional class for the period ended November 30, 1995 would have been .73% and 5.32%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been .71% and 5.20%, respectively.

(2) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Retail class for the period ended November 30, 1995 would have been .82% and 5.16%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Retail class for the period ended May 31, 1995 would have been .79% and 5.42% respectively.

(3) Institutional and Retail classes commenced operations on July 7, 1994 and September 9, 1994, respectively.

(4) Annualized.

(5) Total return excludes sales load.

(6) Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the Institutional and Retail classes for the period were 5.87% and 4.92%, respectively.

(7) Calculated based upon average shares outstanding.

                             See Accompanying Notes

[ARROW LOGO]
            NOTES TO FINANCIAL STATEMENTS
                      (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES
  Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective May 22, 1995, the Trust changed its name from NCC Funds to Armada Funds. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund which is authorized to issue twenty-four classes of shares of beneficial interest, each of which evidences an interest in one of twelve investment funds:

  Money Market Fund (Class A "Institutional" shares and Class A-Special Series 1 "Retail" shares),

  Government Fund (Class B "Institutional" shares and Class B-Special Series 1 "Retail" shares),

  Treasury Fund (Class C "Institutional" shares and Class C-Special Series 1 "Retail" shares),

  Tax Exempt Fund (Class D "Institutional" shares and Class D-Special Series 1 "Retail" shares),

  Equity Fund (Class H "Institutional" shares and Class H-Special Series 1 "Retail" shares),

  Fixed Income Fund, (Class I "Institutional" shares and Class I-Special Series 1 "Retail" shares),

  Ohio Tax Exempt Fund (Class K "Institutional" shares and Class K-Special Series 1 "Retail" shares),

  National Tax Exempt Fund (Class L "Institutional" Shares and Class L-Special Series 1 "Retail" shares),

  Equity Income Fund (Class M "Institutional" shares and Class M-Special Series 1 "Retail" shares),

  Mid Cap Regional Fund (Class N "Institutional" shares and Class N-Special Series 1 "Retail" shares),

  Enhanced Income Fund (Class O "Institutional" shares and Class O-Special Series 1 "Retail" shares), and

  Total Return Advantage Fund (Class P "Institutional" shares and Class P-Special Series 1 "Retail" shares).

  As of the date of this report, the National Tax Exempt Fund has not commenced operations.

  The Total Return Advantage and Enhanced Income Funds commenced operations on July 7, 1994. The formation of the Funds was executed through a purchase of securities by the Funds from two collective trust funds which were affiliates of the Adviser. The Total Return Advantage Fund purchased all of the assets of the Bond Fund for Tax Exempt Trust. Similarly, the Enhanced Income Fund purchased all of the assets of the Current Income Bond Fund for Tax Exempt Trust. These purchases were executed in accordance with procedures approved by the Board of Trustees relating to purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.
The market values of the assets purchased on July 6, 1994 by the Total Return Advantage Fund and Enhanced Income Fund were $233,021,591 and $59,915,768, respectively.

  The following is a summary of significant accounting policies followed by the Fixed Income, Enhanced Income, and the Total Return Advantage Funds (the "Funds") in preparation of their financial statements.

  PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at their market values determined on the basis of the mean between their current available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Securities and other assets for which quotations are not readily available are valued at their fair market value under procedures approved by the Board of Trustees. Short-term investments having maturities of 60 days or less are generally valued on the basis of amortized cost.

[ARROW LOGO]
        NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                       (UNAUDITED)

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from the net investment income of the Funds are declared daily and paid no later than five business days after the end of the month. With respect to each Fund, net income for dividend purposes consists of dividends and interest income, and discount earned (including both original issue and market discount), less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually.

  FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and realized net capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

  As of May 31, 1995, Total Return Advantage, Fixed Income, and Enhanced Income Funds had available capital loss carryforwards amounting to $865,324, $2,602,032, and $118,426, respectively. Such losses may be carried forward and offset against future capital gains.

  ORGANIZATION COSTS: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

2. INVESTMENT ADVISERS, DISTRIBUTION FEE AND OTHER RELATED PARTY TRANSACTIONS Fees paid by the Trust pursuant to the Advisory Agreements with National City
Bank, National City Bank, Columbus, National City Bank, Kentucky, and National Asset Management Corporation, wholly-owned subsidiaries of National City Corporation, (collectively, the "Adviser" or "Advisers"), are payable monthly based on an annual rate of .55%, .55%, and .45% of the average daily net assets of the Total Return Advantage, Fixed Income, and the Enhanced Income Funds, respectively. The Advisers may from time to time waive their fees payable by the Funds. For the period ended November 30, 1995, the Advisers have earned and waived fees as follows:

                                      EARNED       WAIVED
                                     -------      -------
Total Return Advantage Fund          $749,902     $749,902
Fixed Income Fund                     275,953            0
Enhanced Income Fund                  150,763      150,763

  At November 30, 1995, advisory fees accrued and unpaid amounted to:

Total Return Advantage Fund                      $     0
Fixed Income Fund                                 43,547
Enhanced Income Fund                                   0

  Fees paid by the Trust, under a Shareholder Servicing Plan (the "Plan") to NatCity Investments, Inc. and National City Investments Corporation, both wholly-owned subsidiaries of National City Corporation, are payable monthly, based on an aggregate annual rate of up to .25% of the average daily net assets of the Retail class of the Total Return Advantage and Fixed Income Funds and
 .10% of the average

[ARROW LOGO]
      NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                       (UNAUDITED)

daily net assets of the Retail class of the Enhanced Income Fund. NatCity Investments, Inc. and National City Investments Corporation earned fees for the period ended November 30, 1995 in the following amounts:

                                               NATIONAL CITY
                               NATCITY          INVESTMENTS
                          INVESTMENTS, INC.     CORPORATION
                           --------------      ------------
Total Return Advantage
  Fund                           $15              $ 9,604
Fixed Income Fund                  0                1,558
Enhanced Income Fund               0                   55

  National City Bank, a wholly-owned subsidiary of National City Corporation, serves as the Funds' Custodian. For the period ended November 30, 1995, National City Bank has earned and waived Custodian fees representing $23,305, $12,543, and $8,185 for the Total Return Advantage, Fixed Income and Enhanced Income Funds, respectively.

  440 Financial Distributors, Inc. ("Distributor"), a wholly-owned subsidiary of The Shareholder Services Group, Inc., and an indirect wholly-owned subsidiary of First Data Corp., serves as the Trust's Distributor. Under the Trust's Distribution Agreement and related Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, each Fund reimburses the Distributor for the direct and indirect expenses incurred by the Distributor in providing Fund advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average daily net assets of each Fund, inclusive of an annual distribution fee of $250,000 which is payable monthly and accrued daily among the Funds with respect to which the Distributor is distributing shares.

  Each Trustee receives an annual fee of $6,000 plus $2,000 for each Board Meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $2,000 per annum for services in such capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Advisers, Administrator, Distributor, or of any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

  Expenses for the period ended November 30, 1995 include legal fees paid to Drinker Biddle & Reath. A partner of the firm is Secretary of the Trust.

3.  PURCHASES AND SALES OF SECURITIES
  During the period ended November 30, 1995, purchases and sales of securities, other than short-term investments or U.S. Government obligations, aggregated:

                                PURCHASES         SALES
                                ----------      ----------
Total Return Advantage Fund    $137,260,791    $109,399,537
Fixed Income Fund                 5,523,521      10,097,085
Enhanced Income Fund              7,370,813       1,659,878

  Purchases and sales of long-term U.S. Government obligations were:

                                PURCHASES         SALES
                                ----------      ----------
Total Return Advantage Fund    $198,091,517    $201,371,814
Fixed Income Fund                19,786,448       2,444,844
Enhanced Income Fund             11,321,963       6,593,460

4.  SHARES OF BENEFICIAL INTEREST
  The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following page for the Fixed Income, Enhanced Income and Total Return Advantage Funds.

[ARROW LOGO]
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                         FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995
                                                                 -----------------------------------------------------------
                                                                     INSTITUTIONAL CLASS                 RETAIL CLASS
                                                                       ---------------                    ----------
                                                                         (UNAUDITED)                      (UNAUDITED)
                                                                   SHARES           VALUE           SHARES          VALUE
                                                                 ----------      ------------      --------      -----------
TOTAL RETURN ADVANTAGE FUND
Shares sold.................................................      2,277,969      $ 24,021,571         4,187      $    43,885
Shares reinvested...........................................        706,525         7,412,132           176            1,847
Shares repurchased..........................................     (1,042,629)      (10,933,059)       (7,818)         (81,721)
                                                                 ----------      ------------      --------      -----------
Net increase/(decrease).....................................      1,941,865      $ 20,500,644        (3,455)     $   (35,989)
                                                                 ==========      ============      ========      ===========
FIXED INCOME FUND
Shares sold.................................................      1,454,383      $ 15,352,913       323,598      $ 3,442,411
Shares reinvested...........................................         92,771           979,594        20,504          217,686
Shares repurchased..........................................       (542,371)       (5,734,437)     (103,506)      (1,096,332)
                                                                 ----------      ------------      --------      -----------
Net increase................................................      1,004,783      $ 10,598,070       240,596      $ 2,563,765
                                                                 ==========      ============      ========      ===========
ENHANCED INCOME FUND
Shares sold.................................................      2,124,103      $ 21,393,126       274,849      $ 2,778,823
Shares reinvested...........................................        178,027         1,790,220        11,507          115,959
Shares repurchased..........................................     (2,294,202)      (23,126,177)     (129,807)      (1,312,392)
                                                                 ----------      ------------      --------      -----------
Net increase................................................          7,928      $     57,169       156,549      $ 1,582,390
                                                                 ==========      ============      ========      ===========

                                                                              FOR THE PERIOD ENDED MAY 31, 1995
                                                                 -----------------------------------------------------------
                                                                     INSTITUTIONAL CLASS                 RETAIL CLASS
                                                                       ---------------                    ----------
                                                                   SHARES           VALUE           SHARES          VALUE
                                                                 ----------      ------------      --------      -----------
TOTAL RETURN ADVANTAGE FUND
Shares sold.................................................      3,911,522      $ 39,224,860       385,451      $ 3,899,503
Shares issued in connection with the purchase of securities      23,301,401       233,014,009
  from the Bond Fund for Tax Exempt Trust...................
Shares reinvested...........................................        854,734         8,425,967           111            1,109
Shares repurchased..........................................     (3,280,940)      (32,635,024)     (375,494)      (3,893,654)
                                                                 ----------      ------------      --------      -----------
Net increase................................................     24,786,717      $248,029,812        10,068      $     6,958
                                                                 ==========      ============      ========      ===========

[ARROW LOGO]
                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                               FOR THE YEAR ENDED MAY 31, 1995
                                                                 -----------------------------------------------------------
                                                                     INSTITUTIONAL CLASS                 RETAIL CLASS
                                                                       ---------------                    ----------
                                                                   SHARES           VALUE           SHARES          VALUE
                                                                 ----------      ------------      --------      -----------
FIXED INCOME FUND
Shares sold.................................................      2,579,112      $ 26,075,762       151,187      $ 1,555,605
Shares reinvested...........................................        225,807         2,288,573        27,089          275,960
Shares repurchased..........................................     (3,817,668)      (38,727,589)     (188,857)      (1,914,131)
                                                                 ----------      ------------      --------      -----------
Net decrease................................................     (1,012,749)     $(10,363,254)      (10,581)     $   (82,566)
                                                                 ==========      ============      ========      ===========

                                                                              FOR THE PERIOD ENDED MAY 31, 1995
                                                                 -----------------------------------------------------------
                                                                     INSTITUTIONAL CLASS                 RETAIL CLASS
                                                                       ---------------                    ----------
                                                                   SHARES           VALUE           SHARES          VALUE
                                                                 ----------      ------------      --------      -----------
ENHANCED INCOME FUND
Shares sold.................................................      1,913,955      $ 19,245,822       471,306      $ 4,773,909
Shares issued in connection with the purchase of securities       5,992,175        59,921,749
  from Current Income Bond Fund for Tax Exempt Trust........
Shares reinvested...........................................        166,884         1,664,893         8,121           81,569
Shares repurchased..........................................     (2,119,631)      (21,236,775)     (229,191)      (2,319,558)
                                                                 ----------      ------------      --------      -----------
Net increase................................................      5,953,383      $ 59,595,689       250,236      $ 2,535,920
                                                                 ==========      ============      ========      ===========

[ARROW LOGO]
                            ARMADA FUNDS

BOARD OF TRUSTEES           Richard B. Tullis
                              Chairman of the Board, President and Treasurer Chairman Emeritus, Harris
                                 Corporation
                              Director, NACCO Materials
                                 Handling Group, Inc.
                              Director, Hamilton Beach/Proctor-
                                 Silex, Inc.
                              Director, Waste-Quip, Inc.

                            Thomas R. Benua, Jr.
                              Trustee
                              President, EBCO Manufacturing Company
                                 and Subsidiaries

                            Leigh Carter
                              Trustee
                              Retired President and Chief Operating
                                 Officer, B.F. Goodrich Company

                            John F. Durkott
                              Trustee
                              President and Chief
                                 Operating Officer, Kittle's Home
                                 Furnishings Center, Inc.

                            Richard W. Furst, Dean
                              Trustee
                              Professor of Finance and Dean,
                                 College of Business and Economics,
                                 University of Kentucky

                            J. William Pullen
                              Trustee
                              President and Chief Executive Officer,
                                 Whayne Supply Company